BlackRock Global Allocation Fund, Inc.

BlackRock Global Allocation Fund

(the “Fund”)

Supplement Dated July 1, 2013 to the

Summary Prospectus of the Fund dated February 28, 2013

Effective immediately, the Fund’s Summary Prospectus is hereby amended as set forth below.

The section in the Summary Prospectus entitled “Investment Manager” is deleted in its entirety and replaced with the following:

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-adviser.

Shareholders should retain this Supplement for future reference.